Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 7, 2000 included in Steakhouse Partners, Inc.'s Form 10-KSB for the year ended December 28, 1999, and to all references to our Firm included in this Registration Statement.

                                        SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
November 1, 2000